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EXHIBIT 10.36

FOURTH AMENDMENT TO CREDIT AGREEMENT

        FOURTH AMENDMENT TO CREDIT AGREEMENT (this "Amendment") dated as of July 17, 2002, among UBIQUITEL OPERATING COMPANY, a corporation organized and existing under the laws of the State of Delaware (the "Borrower"), UBIQUITEL INC., a corporation organized and existing under the laws of the State of Delaware ("Holdings"), the various banks from time to time party to the Credit Agreement referred to below (each a "Bank" and collectively, the "Banks"), BNP PARIBAS (f/k/a PARIBAS), as Administrative Agent and BNP PARIBAS (f/k/a PARIBAS), as Lead Arranger. Unless otherwise indicated, all capitalized terms used herein and not otherwise defined herein shall have the respective meanings provided such terms in the Credit Agreement referred to below.

W I T N E S S E T H:

        WHEREAS, the Borrower, Holdings, the Banks, the Lead Arranger and the Administrative Agent are parties to a Credit Agreement, dated as of March 31, 2000 (as amended, modified or supplemented to, but not including, the date hereof, the "Credit Agreement"); and

        WHEREAS, subject to the terms and conditions of this Amendment, the parties hereto wish to amend the Credit Agreement as herein provided;

        NOW, THEREFORE, it is agreed:

I.
Amendments to Credit Agreement.

        1.    Section 6 of the Credit Agreement is hereby amended by inserting the following new Sections 6.07, 6.08 and 6.09 immediately prior to the last paragraph appearing in said Section:

          "6.07    No Excess Cash.    The obligation of each Bank with a Revolving Loan Commitment to make Revolving Loans shall be subject to the satisfaction of the condition that at the time of each such making of a Revolving Loan, Holdings and its Subsidiaries shall not hold cash and Cash Equivalents in an aggregate amount in excess of $25,000,000.

          6.08    Minimum Adjusted Cash Balance.    On or prior to June 30, 2003, at the time of each Credit Event on which a Borrowing of Revolving Loans is requested by the Borrower, Holdings and the Borrower shall be in compliance with Section 9.26 hereof (immediately prior to giving effect to the incurrence of such Revolving Loans).

          6.09    Additional Certificates.    At the time of each Credit Event, the Borrower shall have delivered to the Administrative Agent a certificate, signed by the chief financial officer of the Borrower, demonstrating in detail its compliance with Sections 6.07 (in the case of any Borrowing of Revolving Loans hereunder) and 9.26.".

        2.    Section 7 of the Credit Agreement is hereby amended by inserting the following new Section 7.34 at the end of said Section:

          "7.34    Legal Names; Organizational Identification Numbers; Jurisdiction and Type of Organization; etc.     Schedule XI hereto sets forth a true and correct list, as of the Fourth Amendment Effective Date, of the exact legal name of each Credit Party, the organizational identification number (if any) of such Credit Party, the jurisdiction of organization of such Credit Party and the type of organization of such Credit Party.".

        3.    Section 8.01(a) of the Credit Agreement is hereby amended by deleting said Section in its entirety and inserting the following new clause (a) at the end of said Section in lieu thereof:

          "(a) Within 30 days after the end of each fiscal month of Holdings, (1) a Subscribers Report, (2) the consolidated balance sheets of Holdings and its Subsidiaries as at the end of such fiscal month and the related consolidated statements of earnings and stockholders' equity and statement of cash flows for such fiscal month, in each case, setting forth comparative figures for the related month in the prior fiscal year and comparable budgeted figures for such month, (3) an average revenues-per-unit report, (4) a travel statistics report, (5) a report setting forth the aggregate amount of Capital Expenditures incurred by Holdings and its Subsidiaries for such month and (6) a management discussion and analysis of the results of operations, financial condition and the other relevant data described in each report described in clauses (1) through (5) above for the relevant month, all of which reports or discussion described in clauses (1) through (6) above shall be certified by the chief financial officer or controller of Holdings (it being understood and agreed by the parties hereto that all of the reports described in this clause (a) and the information set forth therein shall be regarded as confidential information and each Bank shall use the same care and discretion to avoid unauthorized disclosure, publication or dissemination of any such information as it uses with its own confidential information that is does not wish to disclose, publish or disseminate; provided, that, notwithstanding anything to the contrary set forth herein, each Bank may disclose any such confidential information to the extent, in the reasonable judgment of such Bank (after consultation with legal counsel to such Bank), such disclosure is required by law, regulation or order (judicial or otherwise) or otherwise required to be disclosed to any regulator or governmental entity or pursuant to reasonable internal requirements; provided, further, that, in connection with any disclosure permitted to be made, and contemplated to be made, by a Bank, in accordance with the immediately preceding proviso, such Bank shall use reasonable efforts to provide the Borrower with reasonable advance notice of such disclosure).".

        4.    Section 8.01(f) of the Credit Agreement is hereby amended by inserting the text "and Sections 9.25 and 9.26" immediately following the text "through 9.15, inclusive" appearing in said Section.

        5.    Section 8.11 of the Credit Agreement is hereby amended by deleting the text "the Total Term Loan Commitment has been reduced to zero" appearing in said Section and inserting the text "the Administrative Agent shall have notified the Borrower in writing that the Quoted Rate for a 3-month interest period is equal to or exceeds 5.00%" in lieu thereof.

        6.    Section 9.01 of the Credit Agreement is hereby amended by (x) deleting the text "and" appearing at the end of clause (ix) appearing in said Section, (y) deleting the period appearing at the end of clause (x) appearing in said Section and inserting the text "; and" in lieu thereof and (z) inserting the text "(xi) Liens, on the Office Building securing the Office Building Financing existing as of the Fourth Amendment Effective Date (without giving effect to any renewals, extensions or replacements thereof)." immediately following the end of clause (x) appearing in said Section.

        7.    Section 9.02(viii) of the Credit Agreement is hereby amended by inserting the text "(other than any Indebtedness permitted by Section 9.05(viii) and secured by Liens permitted by Section 9.01(xi))" immediately prior to the last comma appearing in clause (d) of said Section.

        8.    Section 9.02 of the Credit Agreement is hereby further amended by (x) deleting the text "and" appearing at the end of clause (ix) appearing in said Section, (y) deleting the period appearing at the end of clause (x) appearing in said Section and inserting the text "; and" in lieu thereof and (z) inserting the following new clause (xi) following clause (x) appearing in said Section:

          "(xi) Via Building, LLC may sell that certain office building owned by it and located at 6781 N. Palm Avenue, Fresno, California (the "Office Building"); provided, that, (a) no Default or Event of Default shall have occurred and be continuing on the date of the consummation of such sale or the date upon which Via Building, LLC (or any other Credit Party) enters into a binding commitment to effect such sale, (b) (1) the Net Sale Proceeds (without giving effect to the exclusion of the gross cash proceeds used to repay the Office Building Financing provided in said definition) received by Via Building or any other Credit Party shall be used and be sufficient to repay the Office Building Financing or (2) the buyer of the Office Building shall have assumed all of the obligations in connection with the Office Building Financing in connection with such sale,

  (c) no Indebtedness or Liens (including, without limitation, any existing mortgage/real estate filings or UCC-1 filings) or any other obligation (contingent or otherwise) in connection with the Office Building Financing or the Office Building or in connection with such sale shall exist as of the date upon which such sale is consummated and at any time thereafter (other than any obligations assumed by any Credit Party in connection with any sale-leaseback transactions permitted pursuant to this Agreement) and (d) all obligations of Via Building, LLC (and any other Credit Party) pursuant to any guaranties, indemnity agreements or other similar agreement entered into in connection with the Office Building Financing existing as of the Fourth Amendment Effective Date shall have been terminated as of the date of such sale; provided, further, that all Net Sale Proceeds received by Via Building, LLC in connection with such sale, which are used in accordance with this clause (xi) shall not be required to be repaid in accordance with Section 4.02(A)(f).".

        9.    Section 9.05 of the Credit Agreement is hereby amended by (x) deleting the text "and" appearing at the end of clause (vi) appearing in said Section, (y) deleting the period appearing at the end of clause (vii) appearing in said Section and inserting the text "; and" in lieu thereof and (z) inserting the following new clause (viii) immediately at the end of clause (vii) appearing in said Section:

          "(viii)  Indebtedness of Via Building, LLC pursuant to the Office Building Financing secured by Liens permitted by Section 9.01(xi); provided, that such Indebtedness shall not exceed $3,753,000.00 at any time and shall not, in any event, be refinanced, renewed or otherwise extended in any manner.".

        10.  Section 9.06(ii) of the Credit Agreement is hereby amended by deleting the text "$200,000" appearing in said Section and inserting the text "$5,000,000" in lieu thereof.

        11.  Section 9.09 of the Credit Agreement is hereby amended by deleting said Section in its entirety and inserting the following new Section 9.09 in lieu thereof:

          "9.09    Fixed Charge Coverage Ratio.    Holdings will cause the Borrower not to permit, and the Borrower will not permit, the Fixed Charge Coverage Ratio for the period (taken together as one accounting period) of four consecutive fiscal quarters ended on a date set forth below, to be less than the ratio set forth opposite such date below:

Fiscal Quarter Ended	Ratio
March 31, 2006	1.00:1.00
June 30, 2006	1.05:1.00
September 30, 2006	1.10:1.00
December 31, 2006	1.10:1.00
March 31, 2007	1.10:1.00
June 30, 2007	1.10:1.00
September 30, 2007	1.10:1.00
December 31, 2007 and each fiscal quarter thereafter	1.20:1.00".

        12.  Section 9.10 of the Credit Agreement is hereby amended by deleting the table appearing in said Section in its entirety and inserting the following new table in lieu thereof:

"Fiscal Quarter Ended	Ratio
June 30, 2004	1.30:1.00
September 30, 2004	1.60:1.00
December 31, 2004	1.60:1.00
March 31, 2005	1.60:1.00
June 30, 2005	1.60:1.00
September 30, 2005	1.60:1.00
December 31, 2005	1.60:1.00
March 31, 2006	1.70:1.00
June 30, 2006	2.00:1.00
September 30, 2006	2.30:1.00
December 31, 2006	2.60:1.00
March 31, 2007	2.80:1.00
June 30, 2007	3.00:1.00
September 30, 2007	3.00:1.00
December 31, 2007 and each fiscal quarter thereafter	4.00:1.00".

        13.  Section 9.13(A) of the Credit Agreement is hereby amended by deleting said Section in its entirety and inserting the following new Section 9.13(A) in lieu thereof:

          "(A)    Consolidated Indebtedness to Consolidated EBITDA.    Holdings will cause the Borrower not to permit, and the Borrower will not permit, the ratio of Consolidated Indebtedness as at the end of any fiscal quarter ended on a date set forth below to Consolidated EBITDA for the period (taken together as one accounting period) of four consecutive fiscal quarters ended on such date, to be greater than the ratio set forth opposite such date below:

Fiscal Quarter Ended	Ratio
June 30, 2004	18.00:1.00
September 30, 2004	14.00:1.00
December 31, 2004	11.25:1.00
March 31, 2005	9.25:1.00
June 30, 2005	7.75:1.00
September 30, 2005	6.50:1.00
December 31, 2005	5.75:1.00
March 31, 2006	4.75:1.00
June 30, 2006	4.25:1.00
September 30, 2006	3.50:1.00
December 31, 2006 and each fiscal quarter thereafter	3.00:1.00".

        14.  Section 9.13(B) of the Credit Agreement is hereby amended by deleting said Section in its entirety and inserting the following new Section 9.13(B) in lieu thereof:

          "(B)    Consolidated Indebtedness to Adjusted Consolidated EBITDA.    Holdings will cause the Borrower not to permit, and the Borrower will not permit, the ratio of Consolidated Indebtedness as at the end of any fiscal quarter ended on a date set forth below to Adjusted Consolidated

  EBITDA for the period (taken together as one accounting period) of four consecutive fiscal quarters ended on such date, to be greater than the ratio set forth opposite such date below:

Fiscal Quarter Ended	Ratio
September 30, 2002	16.50:1.00
December 31, 2002	13.50:1.00
March 31, 2003	10.50:1.00
June 30, 2003	8.25:1.00
September 30, 2003	6.75:1.00
December 31, 2003	6.00:1.00
March 31, 2004	5.25:1.00
June 30, 2004	5.00:1.00
September 30, 2004	4.50:1.00
December 31, 2004	4.00:1.00.
March 31, 2005	3.75:1.00
June 30, 2005 and each fiscal quarter thereafter	3.50:1.00".

        15.  Section 9.13(C) of the Credit Agreement is hereby amended by deleting said Section in its entirety and inserting the following new Section 9.13(C) in lieu thereof:

          "(C)    Consolidated Senior Indebtedness to Consolidated EBITDA.    Holdings will cause the Borrower not to permit, and the Borrower will not permit, the ratio of Consolidated Senior Indebtedness as at the end of any fiscal quarter ended on a date set forth below to Consolidated EBITDA for the period (taken together as one accounting period) of four consecutive fiscal quarters ended on such date, to be greater than the ratio set forth opposite such date below:

Fiscal Quarter Ended	Ratio
June 30, 2004	8.50:1.00
September 30, 2004	6.50:1.00
December 31, 2004	5.00:1.00
March 31, 2005	4.00:1.00
June 30, 2005	3.25:1.00
September 30, 2005	2.75:1.00
December 31, 2005 and each fiscal quarter thereafter	2.50:1.00".

        16.  Section 9.13(D) of the Credit Agreement is hereby amended by deleting said Section in its entirety and inserting the following new Section 9.13(D) in lieu thereof:

          "(D)    Consolidated Senior Indebtedness to Adjusted Consolidated EBITDA.    Holdings will cause the Borrower not to permit, and the Borrower will not permit, the ratio of Consolidated Senior Indebtedness as of the end of any fiscal quarter ended on a date set forth below to Adjusted Consolidated EBITDA for the period (taken together as one accounting period) of four consecutive fiscal quarters ended on such date, to be greater than the ratio set forth opposite such date below:

Fiscal Quarter Ended	Ratio
September 30, 2002	8.75:1.00
December 31, 2002	7.00:1.00
March 31, 2003	5.50:1.00
June 30, 2003	4.25:1.00
September 30, 2003	3.50:1.00
December 31, 2003	3.00:1.00
March 31, 2004	2.50:1.00
June 30, 2004	2.25:1.00
September 30, 2004 and each fiscal quarter thereafter	2.00:1.00".

        17.  Section 9.14 of the Credit Agreement is hereby amended by deleting said Section in its entirety and inserting the following new Section 9.14 in lieu thereof:

          "9.14    Minimum Revenues.    Holdings will cause the Borrower not to permit, and the Borrower will not permit, its Consolidated Revenues for any period of four consecutive fiscal quarters ending on a date set forth below to be less than the number set forth opposite such date set forth below:

Fiscal Quarter Ended	Amount
June 30, 2002	120,000,000
September 30, 2002	143,000,000
December 31, 2002	164,000,000
March 31, 2003	185,000,000
June 30, 2003	206,000,000
September 30, 2003	232,000,000
December 31, 2003	258,000,000
March 31, 2004	278,000,000
June 30, 2004	300,000,000
September 30, 2004	320,000,000
December 31, 2004	340,000,000".

        18.  Section 9.15 of the Credit Agreement is hereby amended by deleting said Section in its entirety and inserting the following new Section 9.15 in lieu thereof:

          "9.15    Minimum Subscribers.    Holdings will cause the Borrower not to permit, and the Borrower will not permit, the number of its Subscribers at the end of any month ended on or after a date set forth below to be less than the number of Subscribers set forth opposite such date set forth below:

Fiscal Quarter Ended	Amount
September 30, 2002	225,000
December 31, 2002	255,000
March 31, 2003	270,000
June 30, 2003	293,000
September 30, 2003	322,000
December 31, 2003	356,000
March 31, 2004	381,000
June 30, 2004	408,000
September 30, 2004	439,000
December 31, 2004	476,000".

        19.  Section 9 of the Credit Agreement is hereby amended by inserting the following new Sections 9.24, 9.25 and 9.26 immediately following Section 9.23 appearing in said Section:

          "9.24    Changes To Legal Names; Organizational Identification Numbers, Jurisdiction or Type of Organization.    No Credit Party shall change, or permit any change to, its legal name until (i) it shall have given to the Administrative Agent and the Collateral Agent not less than 15 days prior written notice of its intention to do so, clearly describing such new name and providing other information in connection therewith as the Administrative Agent or Collateral Agent may reasonably request and (ii) with respect to such new name, it shall have taken all action reasonably requested by the Administrative Agent or Collateral Agent to maintain the security interests of the Administrative Agent or Collateral Agent in the Collateral intended to be granted pursuant to the Security Documents at all times fully perfected and in full force and effect. In addition, to the extent that any Credit Party does not have an organizational identification number on the date hereof and later obtains one, or if there is any change in the organizational identification number of any Credit Party, the Borrower or such Credit Party shall promptly notify the Administrative Agent and the Collateral Agent of such new or changed organizational identification number and shall take all actions reasonably satisfactory to the Administrative Agent and the Collateral Agent to the extent necessary to maintain the security interests of the Administrative Agent or Collateral Agent in the Collateral intended to be granted pursuant to the Security Documents fully perfected and in full force and effect. Furthermore, no Credit Party shall change its jurisdiction of organization or its type of organization until (i) it shall have given to the Administrative Agent and the Collateral Agent not less than 15 days prior written notice of its intention so to do, clearly describing such new jurisdiction of organization and/or type of organization and providing such other information in connection therewith as the Administrative Agent or Collateral Agent may reasonably request and (ii) with respect to such new jurisdiction and/or type of organization, it shall have taken all actions reasonably requested by the Administrative Agent or the Collateral Agent to maintain the security interests of the Administrative Agent or Collateral Agent in the Collateral intended to be granted pursuant to the Security Documents at all times fully perfected and in full force and effect. If at any time Schedule XI hereto is not true and correct (as of the date in question, which may be after the Fourth Amendment Effective Date), whether because of changes thereto or as a result of the creation or acquisition of additional Credit Parties, the Borrower shall promptly furnish to the Administrative Agent and the Collateral Agent a true and correct updated Schedule XI, which shall contain the updated information required therein with respect to each Credit Party as of the date of any change thereto.

          9.25    Minimum Consolidated EBITDA.    Holdings will cause the Borrower not to permit, and the Borrower will not permit, its Consolidated EBITDA as of the end of any fiscal quarter ended on a date set forth below for the period (taken together as one accounting period) of four consecutive fiscal quarters ended on such date, to be less than the amount set forth opposite such date below:

Fiscal Quarter Ended	Amount
June 30, 2004	$29,000,000
September 30, 2004	$38,000,000
December 31, 2004	$47,000,000
March 31, 2005	$58,000,000
June 30, 2005	$69,000,000
September 30, 2005	$82,000,000
December 31, 2005	$93,000,000
March 31, 2006	$100,000,000
June 30, 2006	$115,000,000
September 30, 2006	$130,000,000
December 31, 2006	$145,000,000
March 31, 2007 and each fiscal quarter thereafter	$150,000,000

          9.26    Minimum Adjusted Cash Balance.    Holdings shall not permit, and shall cause the Borrower and each of its other Subsidiaries not to permit, its Adjusted Cash Balance at the end of each fiscal quarter set forth below (and on the date of each Credit Event upon which a Borrowing of Revolving Loans is contemplated on or prior to June 30, 2003) to be less than amount set forth opposite such fiscal quarter below (or, in the context of a Borrowing of Revolving Loans hereunder on or prior to June 30, 2003, to be less than the amount set forth opposite the fiscal quarter most recently ended prior to the date on which the Borrowing is contemplated to take place):

Fiscal Quarter Ended	Amount
September 30, 2002	$72,000,000
December 31, 2002	$56,000,000
March 31, 2003	$38,000,000
June 30, 2003	$27,000,000
September 30, 2003	$19,000,000
December 31, 2003	$15,000,000
March 31, 2004	$16,000,000".

        20.  Section 11 of the Credit Agreement is hereby amended by inserting in the appropriate alphabetical order the following new definitions:

          "Adjusted Cash Balance" shall mean, on any date of determination, the aggregate amount of cash and Cash Equivalents held by Holdings and its Subsidiaries at such time plus the Subscriber Adjustment Amount (if any) less the aggregate amount of Revolving Loans Outstanding at such time and any Indebtedness of the Borrower and any of its Subsidiaries incurred pursuant to Section 9.05(vi) hereof.

          "Base Subscriber Amount" shall mean (i) from the Fourth Amendment Effective Date and until (and including) September 30, 2002, 243,942, (ii) from October 1, 2002 and until (and including) December 31, 2002, 285,698, (iii) from January 1, 2003 and until (and including) March 31, 2003, 314,385, (iv) from April 1, 2003 and until (and including) June 30, 2003, 345,720, (v) from July 1, 2003 and until (and including) September 30, 2003, 379,970, (vi) from October 1, 2003 and until (and including) December 31, 2003, 419,835, and (vii) from January 1, 2004, and until (and including) March 31, 2004, 449,058.

          "Fourth Amendment" shall mean that certain Fourth Amendment to the Credit Agreement dated as of July 17, 2002.

          "Fourth Amendment Effective Date" shall have the meaning provided in the Fourth Amendment.

          "Net Subscriber Amount" shall mean, as of any date of determination, the aggregate amount of Subscribers of the Borrower as of such date in excess of the Base Subscriber Amount.

          "Office Building" shall have the meaning provided in Section 9.02(xii).

          "Office Building Financing" shall mean that certain Indebtedness incurred by Via Building, LLC in order to finance the acquisition of the Office Building and which, as of the Fourth Amendment Effective Date, is due and owing to PFL Life Insurance Company, which Indebtedness, as of the Fourth Amendment Effective Date, is equal to $3,753,000.00.

          "Subscriber Adjustment Amount" shall mean, as of any date of determination, the lower of (i) $5,000,000 or (ii) the amount equal to the Net Subscriber Amount multiplied by $350; provided, that in the event that the Borrower ceases to implement a policy requiring (x) all "Account Spending Limit" Subscribers to maintain deposits with the Borrower equal to at least the credit spending limit available to such Subscribers and (y) the execution by all "non-Account Spending Limit" Subscribers of service contracts of at least one year, the "Subscriber Adjustment Amount" shall equal zero ($0).

        21.  The Table of Contents to the Credit Agreement is hereby amended by inserting a new "Schedule XI Legal Names; Organizational Identification Numbers; Jurisdiction and Type of Organization" immediately following Schedule X appearing in said Table of Contents.

        22.  The Credit Agreement is hereby amended by inserting a new Schedule XI, as attached hereto, immediately following Schedule X appearing in the Credit Agreement.

II.
Miscellaneous Provisions.

        1.    In order to induce the Banks to enter into this Amendment, the Borrower hereby represents and warrants that:

          (a)  no Default or Event of Default exists as of the Fourth Amendment Effective Date immediately after giving effect to this Amendment; and

          (b)  all of the representations and warranties contained in the Credit Agreement or the other Credit Documents are true and correct in all material respects on the Fourth Amendment Effective Date, both before and after giving effect to this Amendment, with the same effect as though such representations and warranties had been made on and as of the Fourth Amendment Effective Date (it being understood that any representation or warranty made as of a specific date shall be true and correct in all material respects as of such specific date).

        2.    This Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Credit Document.

        3.    This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the Borrower and the Administrative Agent.

        4.    THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

        5.    This Amendment shall become effective on the date (the "Fourth Amendment Effective Date") when each of the following conditions shall have been satisfied:

          (i)    the Administrative Agent shall have received from Greenberg Traurig LLP, special counsel to the Credit Parties, an opinion addressed to the Administrative Agent, the Collateral Agent and each of the Banks and dated the Fourth Amendment Effective Date in form and substance satisfactory to the Administrative Agent, and covering such matters incident to this Amendment as the Administrative Agent may reasonably request;

          (ii)  the Borrower, Holdings, each Guarantor and the Required Banks shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of facsimile transmission) the same to the Administrative Agent at its Notice Office;

          (iii)  the Required Banks shall have received a revised business plan from the Borrower, which business plan shall be in form, scope and substance satisfactory to the Administrative Agent; and

          (iv)  the Borrower shall have paid all of the fees and expenses of White & Case LLP, counsel to the Administrative Agent.

        6.    By executing and delivering a copy hereof, each Credit Party hereby agrees that all Loans shall be fully guaranteed pursuant to the Guaranty in accordance with the terms and provisions thereof and shall be fully secured pursuant to the Pledge Agreement and the Security Agreement.

        7.    From and after the Fourth Amendment Effective Date, all references in the Credit Agreement and each of the other Credit Documents to the Credit Agreement shall be deemed to be references to the Credit Agreement as modified hereby.

        8.    In addition to the representations and warranties made pursuant to preceding Section 1(b), and in order to induce the Banks to enter into this Amendment, the Borrower hereby represents and warrants that attached hereto are revised Annexes to the Security Agreement and Pledge Agreement which correspond to the Annexes attached to the Security Agreement and Pledge Agreement, which Annexes attached hereto are in each case true and correct (based upon the representations and warranties contained in the Security Agreement or Pledge Agreement, as the case may be) as if the respective Annexes were prepared, and representation and warranty were made, as of the Fourth Amendment Effective Date.

* * *

        IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.

UBIQUITEL OPERATING COMPANY, as Borrower
By:
Name: Title:

BNP PARIBAS, Individually, as Bank, as Administrative Agent, as Lead Arranger
By:
Name: Title:

FORTIS CAPITAL CORP., as Bank
By:
Name: Title:
By:
Name: Title:

PNC BANK, NATIONAL ASSOCIATION as Bank
By:
Name: Title:

WESTDEUTSCHE LANDESBANK GIROZENTRALE, NEW YORK BRANCH, as Bank
By:
Name: Title:

BAYERISCHE LANDESBANK GIROZENTRALE, as Bank
By:
Name: Title:

CITY NATIONAL BANK, as Bank
By:
Name: Title:

BANK OF TOKYO-MITSUBISHI TRUST COMPANY, as Bank
By:
Name: Title:

THE CIT GROUP/EQUIPMENT FINANCING, INC., as Bank
By:
Name: Title:

IBM CREDIT CORPORATION, as Bank
By:
Name: Title:

LIBERTY-STEIN ROE ADVISOR FLOATING RATE ADVANTAGE FUND, as Bank
By:
Name: Title:

RFC CAPITAL CORPORATION, as Bank
By:
Name: Title:

STEIN ROE FLOATING RATE LIMITED LIABILITY COMPANY, as Bank
By:
Name: Title:

KEYPORT LIFE INSURANCE COMPANY, as Bank
By:
Name: Title:

COAST BUSINESS CREDIT, as Bank
By:
Name: Title:

CARAVELLE INVESTMENT FUND, LLC, as Bank
By
Name: Title:

DG BANK DEUTSCHE GENOSSENSCHAFTSBANK AG as Bank
By
Name: Title:
By
Name: Title:

GALAXY CLO 1999-1, LTD., as Bank
By
Name: Title:

KZH SOLEIL LLC, as Bank
By
Name: Title:

KZH SOLEIL-2 LLC, as Bank
By
Name: Title:

GENERAL ELECTRIC CAPITAL CORPORATION, as Bank
By:
Name: Title:

BANK OF AMERICA, N.A., as Bank
By
Name: Title:

SAWGRASS TRADING LLC, as Bank
By
Name: Title:

Each of the undersigned, each being a Guarantor under, and as defined in, the Credit Agreement referenced in the foregoing Amendment, hereby consents to the entering into of the Amendment and agrees to the provisions thereof (including, without limitation, Sections 6 and 7 of Part II thereof).

UBIQUITEL INC., as Guarantor
By:
Name: Title:

VIA HOLDING INC.
By:
Name: Title:

VIA BUILDING, LLC
By:
Name: Title:

VIA WIRELESS LLC
By:
Name: Title:

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  EXHIBIT 10.36
FOURTH AMENDMENT TO CREDIT AGREEMENT